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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 27, 2002


                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.

            (as depositor under the Pooling and Servicing Agreement,
          dated as of September 1, 2002, providing for the issuance of
            Asset Backed Pass-Through Certificates, Series 2002-HYB1)


                 Salomon Brothers Mortgage Securities VII, Inc.
                 ----------------------------------------------

             (Exact name of registrant as specified in its charter)
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           Delaware                  333-83816                  13-3439681
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(State or Other Jurisdiction        (Commission             (I.R.S. Employer
of Incorporation)                   File Number)          Identification Number)

390 Greenwich Street
New York, New York                                                10013
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(Address of Principal Executive Offices)                        (Zip Code)


Registrant's telephone number, including area code:  (212) 816-6000
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                                       -2-

Item 5.           Other Events
                  ------------


Description of the Certificates and the Mortgage Pool

         As of the date hereof, Salomon Brothers Mortgage Securities VII, Inc. (the "Registrant") has caused to be filed with the Securities and Exchange Commission (the "Commission") pursuant to the Commission's Rule 424 a Prospectus Supplement to its Prospectus, dated September 27, 2001, in connection with the Registrant's issuance of a series of certificates, entitled Salomon Home Equity Loan Trust, Series 2002-HYB1, Asset Backed Pass-Through Certificates (the "Certificates"), to be issued pursuant to a pooling and servicing agreement, dated as of September 1, 2002, among the Registrant as depositor, Litton Loan Servicing LP as servicer, U.S. Bank National Association as trustee and Citibank, N.A. as trust administrator. The Certificates designated as the Series 2002-HYB1 Certificates will represent in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a segregated pool (the "Mortgage Pool") of conventional, one- to four-family, first lien fixed-rate and adjustable-rate mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans").

Collateral Term Sheets

         Salomon Smith Barney Inc. and (the "Underwriter") have advised the Registrant that it has furnished to certain prospective purchasers of Certificates certain materials, herein referred to as "Computational Materials," in written form, which Computational Materials are in the nature of data tables and term sheet information relating to the Mortgage Loans or other assets of the Trust Fund, the structure of the Certificates and terms of certain classes of Certificates, and the hypothetical characteristics and hypothetical performance of certain classes of Certificates under certain assumptions and scenarios.

         The Computational Materials have been provided by the Underwriter. The information in the Computational Materials is preliminary and will be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Commission.

         The Computational Materials were prepared by the Underwriter at the request of certain prospective investors. The Computational Materials may be based on information that differs from the information set forth in the Prospectus Supplement.












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                                       -3-


Item 7.           Financial Statements and Exhibits
                  ---------------------------------

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits



         Exhibit No.                                   Description
         -----------                                   -----------

              99.1 Collateral Term Sheets (as defined in Item 5) that have been provided by Salomon Smith Barney Inc. to certain prospective purchasers of Salomon Home Equity Loan Trust, Series 2002-HYB1, Asset Backed Pass-Through Certificates.










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                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: September 27, 2002

                                                     SALOMON BROTHERS MORTGAGE
                                                     SECURITIES VII, INC.


                                                     By:    /s/ Matthew R. Bollo
                                                            --------------------
                                                     Name:  Matthew R. Bollo
                                                     Title: Vice President













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
                                                 Index to Exhibits




                                                                                                  Sequentially
    Exhibit No.                                  Description                                     Numbered Page
    -----------                                  -----------                                     -------------
        99.1          Collateral Term Sheets(as defined in Item 5) (as defined                         P
                      in Item 5) that have been provided by Salomon Smith
                      Barney Inc. to certain prospective  purchasers of
                      Salomon Mortgage Loan Trust, Series 2002-HYB1,
                      Mortgage Backed Pass-Through Certificates.














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                                  EXHIBIT 99.1


                                [FILED BY PAPER]